                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

        Date of Report (Date of earliest event reported): April 7, 2006

                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                       33-59380                        13-3287757
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

  529 Fifth Avenue, New York, New York                             10017
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 808-2800

                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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* The Registrant is not subject to the filing requirements of Section 13 or
15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
Current Report on Form 8-K.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Finlay Enterprises, Inc. ("Finlay Enterprises") and its wholly-owned subsidiary, Finlay Fine Jewelry Corporation ("Finlay Jewelry"), together with
Carlyle & Co. Jewelers, a wholly-owned subsidiary of Finlay Jewelry ("Carlyle"
and collectively with Finlay Jewelry, the "Borrowers"), entered into an amendment dated as of April 7, 2006 (the "Credit Agreement Amendment") in
respect of the Third Amended and Restated Credit Agreement dated as of May 19,
2005 (as amended, the "Credit Agreement"), by and among Finlay Enterprises, the
Borrowers, General Electric Capital Corporation, individually and in its capacity as administrative agent, Bank of America, N.A., individually and as documentation agent, and certain other banks and institutions to, among other things, amend certain leverage ratio, fixed charge coverage ratio and EBITDA financial covenants for specified periods, as set forth in the Credit Agreement
Amendment. Finlay Jewelry also entered into a Ninth Amendment, dated as of April
7, 2006, to the Amended and Restated Gold Consignment Agreement dated as of
March 30, 2001 (as amended, the "Gold Consignment Agreement") by and among
Finlay Jewelry, eFinlay, Inc., Sovereign Bank and the other parties thereto (the
"Gold Consignment Agreement Amendment") to, among other things, effectuate corresponding Gold Consignment Agreement financial covenant changes, as set forth in the Gold Consignment Agreement Amendment.

     The foregoing description of the Credit Agreement Amendment and the Gold
Consignment Agreement Amendment is qualified in its entirety by reference to the
Credit Agreement Amendment and Gold Consignment Agreement Amendment, which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)    EXHIBITS.

10.1   Amendment dated as of April 7, 2006 to Third Amended and Restated Credit
       Agreement dated as of May 19, 2005 among Finlay Enterprises, Finlay
       Jewelry, Carlyle, General Electric Capital Corporation, individually and in its capacity as administrative agent, Bank of America, N.A., individually and as documentation agent, and certain other banks and institutions.

10.2   Ninth Amendment, dated as of April 7, 2006, among Sovereign Bank,
       Sovereign Precious Metals, LLC (Sovereign Bank and Sovereign Precious
       Metals, LLC individually and as agents), Commerzbank International S.A.,
       Finlay Jewelry and eFinlay, Inc. to the Amended and Restated Gold
       Consignment Agreement, dated as of March 30, 2001, as amended.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINLAY FINE JEWELRY CORPORATION

Dated: April 13, 2006                      By: /s/ Bruce E. Zurlnick
                                               ---------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer

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